UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                                 April 26, 2007
                Date of Report (date of earliest event reported)

                               ACTUATE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                     0-24607                    94-3193197
         --------                     -------                    ----------
(State or other jurisdiction        (Commission               (I.R.S. Employer
       of incorporation)            File Number)             Identification No.)

          701 Gateway Boulevard, South San Francisco, California 94080 (Address of principal executive offices, including zip code)

                                 (650) 837-2000
              (Registrant's telephone number, including area code)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of a press release issued on April 26, 2007 by the registrant, Actuate Corporation, regarding financial results for the registrant's first fiscal quarter ended March 31, 2007.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits.

99.1  Actuate Corporation Press Release dated April 26, 2007

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    ACTUATE CORPORATION
                                                        (Registrant)

Date: April 26, 2007

                                                    /s/ Daniel A. Gaudreau
                                                    ----------------------------
                                                    Daniel A. Gaudreau
                                                    Chief Financial Officer and
                                                    Senior Vice President,
                                                    Finance and Administration